Exhibit 99.1

Atlas Energy Solutions Announces $424 Million Senior Secured Bridge Facility Provided by Goldman Sachs and Barclays

Austin, TX – October 22, 2026 – Atlas Energy Solutions Inc. (NYSE: AESI) (“Atlas” or “the Company”) today announced it has closed a $424 million committed senior secured bridge facility provided by Goldman Sachs and Barclays. Backed by the two cost reimbursement agreements (“CRAs”) announced previously on September 25, 2026, the facility will fund the purchase of power generation and balance-of-plant equipment for two significant data center projects with first power for both expected in late 2027.

The facility is a $424 million delayed draw term loan. Atlas expects to draw on it as equipment payments come due and has drawn $171 million at closing. The loan has an initial maturity of 180 days, with an option to extend for an additional 184 days upon the consummation of energy supply agreements for the respective projects, lender consent and other conditions. It bears interest at a rate equal to the Adjusted Term SOFR Rate (or Adjusted Daily Simple SOFR) plus 2.50%, increasing by 0.50% six months after the date of the signing. Atlas has the ability to request incremental commitments of up to $286 million, subject to lender consent and other conditions.

“Our customer’s conviction in pursuing these projects is exemplified by their willingness to backstop the purchase of this equipment and the related bridge facility,” said John Turner, President and Chief Executive Officer of Atlas. “This facility enables us to de-risk the supply chain by ordering long lead-time items well in advance of commissioning while we work towards final agreements with our customer and the other related counterparties. Most of the project spending comes after those are signed and construction has begun, and we’ll fund it with long-term financing backed by each project’s contracted cash flows.

About Atlas Energy Solutions

Atlas Energy Solutions Inc. (NYSE: AESI) is a leading energy solutions provider, unlocking energy that powers the world’s critical infrastructure. For companies requiring power where grid utilities are unavailable, Atlas can help customers overcome the schedule and capital expense barriers that hinder project and operational success. For oil & gas producers, Atlas helps companies overcome disruptive operational and technical challenges to maximize oilfield completions and operations. From large scale private grid power systems to the world’s most advanced frac sand delivery networks, Atlas delivers the engineering, technology and turnkey project execution expertise that turns energy constraints into advantages.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are predictive or prospective in nature, that depend upon or refer to future events or conditions or that include the words “may,” “assume,” “forecast,” “position,” “strategy,” “potential,” “continue,” “could,” “will,” “plan,” “project,” “budget,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements regarding: the successful deployment of purchased power generation equipment, our ability to enter into long-term energy supply agreements as a result of entry into cost reimbursement agreements or at all, our ability to obtain long-term financing to refinance the bridge loan facility on acceptable terms or at all, the suitability of the equipment purchased for our and our customers’ applications, expected growth and opportunities in our power business and the power market; expansion and growth of Atlas’s business related to purchases of power generation equipment and entry into cost reimbursement agreements, our business strategy, industry, future operations and profitability, expected capital expenditures and the impact of such expenditures on our performance, statements about our financial position, production, revenues and losses, our capital programs, management changes, current and potential future long-term contracts and our future business and financial performance.

Although forward-looking statements reflect our good faith beliefs at the time they are made, we caution you that these forward-looking statements are subject to a number of risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks include but are not limited to: uncertainties as to whether our business strategy will achieve its anticipated benefits and projected results within the expected time period or at all; our ability to participate in and execute on opportunities in the private grid power market; the continued growth of demand in the private grid power market; unforeseen or unknown liabilities, future capital expenditures and potential litigation; the volume of proppant we are able to sell and our ability to enter into supply contracts for our proppant on acceptable terms; the prices we are able to charge, and the margins we are able to realize, from our sales of proppant, logistics services, or mobile power generation; hazards customary to the operation of power generation facilities, including transporting, storing and handling fuel, operating industrial, electrical and other equipment, and connecting to high voltage transmission and distribution systems; the demand for and price of proppant and power generation, particularly in the Permian Basin; the domestic and foreign supply of and demand for oil and natural gas; the effects of actions by, or disputes among or between, members of OPEC+ with respect to production levels or other matters related to the prices of oil and natural gas; customer concentration, the potential for future consolidation amongst current or potential customers and the possibility that customers may not continue to outsource their power system needs, which could affect demand for our products and services, especially in the power generation industry; inability of our customers to take delivery; any planned or future expansion projects or capital expenditures; pending legal or environmental matters; changes in local, state and federal laws and regulations (or the interpretation thereof) or increased public scrutiny related to data centers or the private grid power market; inaccuracies in estimates of volumes and qualities of our frac sand reserves; our ability to finance equipment, working capital and capital expenditures, including our ability to borrow funds and access capital markets; material nonpayment or nonperformance by any of our significant customers; development of either effective alternative proppants or new processes that replace hydraulic fracturing; our ability to comply with covenants contained in our debt instruments; changes in tariffs, trade barriers, price and exchange controls and other regulatory requirements, including such changes that may be implemented by U.S. and foreign governments; volatility in political, legal and regulatory environments; changes in global political or economic conditions, including sustained inflation as well as financial market instability or disruptions to the banking system due to bank failures, both generally and in the markets we serve; the impact of geopolitical developments and tensions, war and uncertainty in oil-producing countries (including the invasion of Ukraine by Russia, the ongoing conflict involving Iran and disruptions to shipping through the Strait of Hormuz, continued instability in the Middle East, the recent events in Venezuela and any related political or economic responses and counter-responses or otherwise by various global actors or the general effect on the global economy) and any commodity price volatility resulting therefrom; health epidemics, such as the COVID-19 pandemic, natural disasters or inclement or hazardous weather conditions, including but not limited to cold weather, droughts, flooding, tornadoes and the physical impacts of climate change; physical, electronic and cybersecurity breaches; plans, objectives, expectations and intentions described in this press release that are not historical; and other factors discussed or referenced in our filings made from time to time with the U.S. Securities and Exchange Commission (“SEC”), including those discussed under the heading “Risk Factors” in our Annual Report on Form 10-K, filed with the SEC on February 24, 2026, our Quarterly Reports on Form 10-Q, filed with the SEC on May 5, 2026 and August 5, 2026, respectively, and any subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Investor Contact

Kyle Turlington

5918 W Courtyard Drive, Suite #500
Austin, Texas 78730
United States
T: 512-220-1200
IR@atlas.energy

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